Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Pardes Biosciences, Inc. (the “Company”) for the quarter ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Thomas G. Wiggans, Chief Executive Officer of the Company, and Heidi Henson, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 5, 2023

By:	/s/ Thomas G. Wiggans
Thomas G. Wiggans
Chief Executive Officer
(Principal Executive Officer)

Date: May 5, 2023

By:	/s/ Heidi Henson
Heidi Henson
Chief Financial Officer
(Principal Financial Officer)